UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2021

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On June 8, 2021, Evoke Pharma, Inc. (the Company) announced that its US patent No. 11,020,361 for Gimoti® (metoclopramide) nasal spray is now listed in the U.S. Food and Drug Administration (FDA) publication, “Approved Drug Products with Therapeutic Equivalence Evaluations”, commonly known as the “Orange Book”. The patent covers methods of use for nasal delivery of metoclopramide for the treatment of gastroparesis.

Gimoti is the Company’s nasal spray product for the relief of symptoms in acute and recurrent diabetic gastroparesis. FDA approved the New Drug Application for Gimoti in June 2020. As previously announced on June 2, 2021, the United States Patent and Trademark Office (USPTO) issued US patent No. 11,020,361 entitled “Nasal Formulations of Metoclopramide” for Gimoti. This new patent is now listed in FDA’s Orange Book and carries a patent term to at least 2029.

Safe Harbor Statement

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding: the Company’s expectations on the scope of any patent protection for Gimoti. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the Company’s ability to obtain, maintain and successfully enforce intellectual property protection for Gimoti; the Company’s and EVERSANA’s ability to successfully drive market demand for Gimoti; the Company’s ability to obtain additional financing as needed to support its operations; the COVID-19 pandemic may continue to disrupt the Company’s and EVERSANA’s business operations impairing the ability to commercialize Gimoti and the Company’s ability to generate any product revenue; the Company’s dependence on third parties for the manufacture of Gimoti; the Company is entirely dependent on the success of Gimoti; inadequate efficacy or unexpected adverse side effects relating to Gimoti that could result in recalls or product liability claims; and other risks and uncertainties detailed in the Company’s prior reports and in the periodic reports it files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: June 8, 2021	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary